BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES(Policies)	9 Months Ended
Sep. 30, 2012
Accounting Policies [Abstract]
Reclassification	Reclassification: Certain amounts in the 2011 consolidated financial statements have been reclassified to conform to the 2012 presentation.
Recent Accounting Pronouncements
Recent Accounting Pronouncements: In July 2012, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2012-02, Testing Indefinite-Lived Intangible Assets for Impairment (the revised standard). It allows companies to perform a “qualitative” assessment to determine whether further impairment testing of indefinite-lived intangible assets is necessary, similar in approach to the goodwill impairment test. The revised standard is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, and entities can choose to early adopt the revised guidance. It is not expected to have a material impact on the Company’s financial position, results of operations or disclosures.

In April 2012, the FASB issued a proposed ASU to address the subsequent measurement of indemnification assets recognized as a result of a government assisted acquisition of a financial institution. The proposal requires an indemnification asset recognized as a result of a government assisted acquisition to be subsequently measured on the same basis as the indemnified item subject to the contractual limitations and amounts of the underlying contract. Comment letters on this proposed guidance were due by July 16, 2012. Because this standard is still in the proposal stage, the impact on the Company’s financial position, results of operations and disclosures has not been assessed.

In May 2011, the FASB issued an accounting standard that requires companies to disclose more of the processes for valuing items categorized as Level 3 in the fair value hierarchy, provide quantitative information about the significant unobservable inputs used in the measurement and, in certain cases, explain how sensitive the measurements are to changes in the inputs. Other than requiring additional disclosures, the adoption of this new guidance does not have a material impact on the Company’s financial condition, results of operations or liquidity.

In June 2011, the FASB issued an accounting standard that allows an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both options, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The statement(s) are required to be presented with equal prominence as the other primary financial statements. The accounting pronouncement eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity, but does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company adopted this standard effective with its 2012 reporting, electing to present a consolidated statement of comprehensive income separate from, but consecutive to, its consolidated income statement.